UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): October 31, 2024

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On June 7, 2024, Centrus Energy Corp. (the “Company”) filed a second waiver application pursuant to the Prohibiting Russian Imports Act (the “Act”) with respect to the importation of low enriched uranium (“LEU”) from Russia for processing and reexport to our foreign customers. On October 31, 2024, the U.S. Department of Energy (the “DOE”) issued its determination waiving the prohibition of the importation of such material to our foreign customers scheduled in 2025.

As previously disclosed, on July 18, 2024, the DOE issued its determination regarding our first waiver request under the Act. The first waiver authorized the importation of Russian LEU committed for delivery to our U.S. customers in years 2024 and 2025. For the Russian LEU committed for delivery to our customers in 2026 and 2027, the DOE deferred its decision to an unspecified date closer in time to the deliveries.

The Company plans to file one or more waiver requests for importation of LEU from Russia in 2026 and 2027 to meet the expected requirements of the U.S. nuclear industry. It is uncertain whether the DOE will grant a waiver for the material committed to customers for delivery in 2026 and 2027 under its first waiver application. It is also uncertain whether any further waivers will be granted to the Company and, if granted, whether any waiver would be granted in a timely manner or will be sufficient in scope to support the Company’s intended operations.

Forward-Looking Statements

Certain matters contained in this Current Report on Form 8-K concerning expected future events and financial results constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are based upon management's expectations and beliefs concerning such future events impacting the Company. There can be no assurance that these future events will occur as anticipated or that the effect on the Company's results will be as estimated. Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update them. For a description of certain factors that could cause the Company's future results to differ from those expressed in any such forward-looking statements, see the risk factors that are included in the Company's reports filed with the Securities and Exchange Commission, including those described under “Risk Factors” in its annual report on Form 10-K for the year ended December 31, 2023.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	November 1, 2024	By:	/s/ Kevin J. Harrill
Kevin J. Harrill
Senior Vice President, Chief Financial Officer,
and Treasurer